ENCORE CAPITAL GROUP, INC. 2013 INVESTOR DAY Exhibit 99.1

PROPRIETARY
CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the
Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms
10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY PRESENTING TODAY Brandon Black Former CEO Ken Vecchione Chief Executive Officer Paul Grinberg Chief Financial Officer Ashish Masih SVP, Legal Collections / AACC Integration Lead 3

PROPRIETARY
ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT BUYING
AND RECOVERY INDUSTRY
4
We deploy capital to acquire
delinquent consumer receivables...
Purchaser of defaulted consumer
credit portfolios & delinquent tax liens
Work with consumers to help them
repay their obligations over time
Employ analytics to segment
consumers on an individual basis
Have relationships with 1 in 7
American consumers
Collected $987M in total cash
collections TTM through Q12013
... and generate predictable cash
flows over a multi-year time horizon
Total Cash
Collections
Portfolio
Purchase
Price
Illustrative yearly cash collections
Years
1-2
Years
3-4
Years
5-6
Years
7-8
2-3x

PROPRIETARY
ENCORE HAS REALIZED STRONG, SUSTAINABLE FINANCIAL RESULTS

Cash Collections ($M) Cost to Collect (%)
Adjusted EBITDA ($M) Earnings Per Share ($)
12
948
11
761
10 09
487
08
398
07
355
12
40.4
11
42.2
10
43.7
09
47.6
08 07
51.5
12
577
11
444
10
343
09
260
08
205
07
175
12
3.04
11
2.36
10
1.89
09
1.28
08
0.55
07
0.52
Strong business
fundamentals...
...driving
profitable
growth
1
2
604
50.2
1. Adjusted EBITDA is a non-GAAP number which the Company considers to be and utilizes as a meaningful indicator of operating performance See Reconciliation of Adjusted EBITDA to
GAAP Net Income at the end of this presentation. 2. Per Fully Diluted Share from Continuing Operations
Note: Growth rate percentages for Cash Collections, Adjusted EBITDA, and EPS signify compounded annual growth rate from 2007 - 2012

ENCORE HAS GROWN TO BE THE INDUSTRY LEADER

• Continuously refining analytics
• Relentlessly lowering cost to collect
• Constantly testing different asset
classes
Consistent earnings growth with
ability to succeed in any market
environment
Heritage and history Today and our path forward
• Gaining scale and critical
regulatory expertise
Industry consolidator
• Underpinning every action with
principled intent
Continued leadership in
improving consumer experience
PROPRIETARY

PROPRIETARY
WE DRIVE CONSISTENT EARNINGS GROWTH

1. Consensus estimates from Zacks and taken from 90 days before earnings announcement
Note: Q2 2007 actual EPS includes the add back of a one time after tax payment of $6.9M to eliminate future Contingent Interest payments under its Secured Financing Facility. Charge represented a $.30 reduction in EPS for the quarter
Encore EPS vs. Consensus
The Encore of today
• Disciplined purchases at
returns in excess of hurdle
rates
• Enhanced analytics to
drive improving liquidations
• Improved cost to collect
through efficient operations
• Expansion into other asset
classes
1

ENCORE PROVIDES A PRINCIPLED AND ESSENTIAL SERVICE
Contingency
collection agency
Collection
time frame
•
4-6 months
Consumer
experience
Pressure
•
Artificial deadlines
•
Multiple
exchanges of
sensitive data
•
Counter productive
incentives
Outcome
•
Consumer is
confused and
frustrated
8
•
84 months to
recover financially
Partnership
•
Create partnership
strategy and set goals
•
Tailor solutions to
individuals
•
Single point of contact
•
Maximizes repayment
likelihood, and
ensures fair treatment
vs.
Relationship is
transactional
•
Attempt to collect during
initial delinquency cycle
•
Consumer is "charged-
off" by issuer on day
181 of cycle
•
No longer considered a
'customer' by creditor
Original creditor
PROPRIETARY

PROPRIETARY
OUR INVESTMENTS REFLECT OUR PRINCIPLES AND DESIRE TO TREAT
CONSUMERS FAIRLY AND WITH RESPECT
9
• Acknowledging limitations of our consumers’
household balance sheets to align recovery plans
• Deploying specialized surveys to test consumer
satisfaction
• Built specialized non-collections work groups to serve
consumer needs
• Established Consumer Credit Research Institute to
better understand the financially stressed consumer
•
Living the Consumer Bill of Rights
• Creating resources and directing financially stressed
consumers to best external references
• Founded Consumer Experience Council
Understanding
our consumers
Making focused
investments
Improving
consumer
experience

PROPRIETARY WELCOMING KEN VECCHIONE Ken Vecchione Chief Executive Officer 10

PROPRIETARY
ENCORE HAS DELIVERED INDUSTRY LEADING TOTAL SHAREHOLDER
RETURN OVER THE PAST 5 YEARS
11
Total Shareholder Return (Dec. 2007-Dec. 2012)
0
100
200
300
2010 2009 2008 2013 2012 2011
10% S&P Top Quartile 1 :
(2%)
Nasdaq Finance:
26%
Encore Capital:
2%
S&P Index:
(%)
1. Top Quartile tracks the dollar weighted average of the companies which fall in the 70th – 80th percentile range of the S&P 500

PROPRIETARY
1,967
1,571
1,389
1,160
1,063
892
0
500
1,000
1,500
2,000
($M)
2012 2011 2010 2009 2008 2007
ENCORE HAS RAPIDLY GAINED SCALE AND POSITIONED ITSELF
FOR SUSTAINED GROWTH
12
Note: Excludes the ~$1B in Estimated Remaining Collections of AACC
Estimated Remaining Collections in core receivables
+17%

200 400 600 0 ($M) 2012 562 2011 387 2010 362 2009 257 2008 230 2007 209 THIS SCALE HAS BEEN CREATED BY MARKET LEADING INVESTMENTS 13 +22% Capital deployed in core receivables PROPRIETARY

PROPRIETARY
ENCORE HAS CONSISTENTLY IMPROVED OPERATIONS BY
MASTERING THE DETAILS
14
Proactive investments in compliance
& engagement with regulators has
enhanced effectiveness
Operating with principled intent
Investing to build industry leading
compliance functions and practices
Proactively engaging with the
CFPB on policy matters
Persistent focus on operating
efficiencies have lowered costs
40.4
42.2
43.7
47.6
50.2
51.5
2012 2011 2010 2009 2008 2007
Total Cost to Collect (%)

ENCORE HAS A STRONG MANAGEMENT TEAM WITH A LONG
TRACK RECORD OF SUCCESS

Amy Anuk
SVP, Business
Development
Jack Nelson
CEO, Propel
Ken Vecchione
Chief Executive
Officer
Paul Grinberg
Chief Financial
Officer
Ashish Masih
SVP, Legal
Collections
Jim Syran
SVP, Operations &
Marketing
Carl Eberling
Chief Information
Officer
Steve Gonabe
SVP, Human
Resources
Brandon Homuth
SVP, Global
Operations
Sheryl Wright
SVP, External Affairs
Greg Call
SVP, General
Counsel
Christopher Trepel
Chief Scientific
Officer
Manu Rikhye
SVP, Indian
Operations
GK Sinha
SVP, Human
Resources
PROPRIETARY

ENCORE IS WELL POSITIONED TO MAINTAIN ITS MOMENTUM AND
CONTINUE DELIVERING TOP QUARTILE TSR

Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
•
Specialized call
centers
•
Efficient international
operations
•
Internal legal
platform
Operational Scale
& Cost Leadership
2
Strong Capital
Stewardship
3
•
Consumer
intelligence
•
Data driven,
predictive modeling
•
Portfolio valuation at
consumer level
•
Consumer Credit
Research Institute
Superior
Analytics
1
•
Uniquely scalable
platform
•
Strategic investment
opportunities in near-
in geographic and
paper type
adjacencies
Extendable
Business Model
4
•
Sustained success
at raising capital
- Low cost of debt
- Sustainable
borrowing capacity
and cash flow
generation
•
Prudent capital
deployment
PROPRIETARY

PROPRIETARY WE ARE POISED FOR CONTINUED GROWTH Paul Grinberg Chief Financial Officer 17

PROPRIETARY
SUPERIOR ANALYTICS DRIVES PROFITABLE GROWTH

Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
Operational Scale
& Cost Leadership
2
Strong Capital
Stewardship
3
•
Consumer
intelligence
•
Data driven,
predictive modeling
•
Portfolio valuation at
consumer level
•
Consumer Credit
Research Institute
Superior
Analytics
1
Extendable
Business Model
4

OUR SUPERIOR ANALYTICS STEM FROM OUR INVESTMENTS TO
BETTER UNDERSTAND CONSUMERS...

Industrialized
behavioral
science
R&D that
includes field
experiments
and new theory
development
Reporting and
alerts
Basic
consumer
segmentation
and targeting
Statistical
analysis and
forecasting
Simple
models to
increase
collection
returns
Predictive
modeling and
optimization
Advanced
models focused
on consumer
behavior and
financial ability
2001 2005 2012
PROPRIETARY

PROPRIETARY
Encore’s individual
underwriting approach
to portfolio valuation
accommodates our
specialized operational
strengths
Low willingness
Low ability
High willingness
High capability
High willingness
Moderate capability
High willingness
Low capability
Low willingness
High ability
Low willingness
Moderate ability
...WHICH IS CLEARLY SEEN IN OUR APPROACH TO CONSUMER LEVEL
PORTFOLIO VALUATION
20
•
Enforce legal contract
through formal channels
•
Remind consumers through
legal messaging
•
Hardship strategies and removal
from the collections process
•
Significant discounts
and many small
payments
•
Payment plans and
opportunities to build
longer relationships
•
Strong partnership and
recovery opportunities

PROPRIETARY
0
500
1,000
1,500
# of transactions
Total profitable
deals 2
~1,200
Principal
recovered, but
not all
servicing costs
~80
Principal not
fully recoverd
~10
Total purchase
transactions
~1,290
OUR SUPERIOR ANALYTICS HAVE LED TO A STRONG PORTFOLIO
PURCHASING TRACK RECORD
21
Deal accuracy since 2000 (~1290 total deals )
~93% of
total
1. Actual and forecast 2. Defined as deals where principal and servicing cost were recovered.
1

PROPRIETARY
THROUGH OUR INVESTMENTS IN ANALYTICS OUR EFFECTIVENESS
HAS INCREASED BY 11%
22
Improved liquidation in our call center channel
1. Of like portfolios through call center channel 2. 2008 = 100
Note: Assumes 8% marginal cost to collect through call center channel, 40% tax rate, 2.3x CCM, 25M diluted shares outstanding
Indexed liquidation rate
2
+11%
111
100
80
90
100
110
120
2012 Vintage 2008 Vintage
Impact of 11% improvement in
liquidation (2008-2012)
•
In 2012, we collected
$442M
through our call center channel
•
In 2008, we would have only
collected
$398M
•
~$44M
in incremental cash
collections
•
~$0.50
in incremental EPS
1

PROPRIETARY
OPERATIONAL SCALE & COST LEADERSHIP EXPAND MARGINS

Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
•
Specialized call
centers
•
Efficient international
operations
•
Internal legal
platform
Operational Scale
& Cost Leadership
2
Strong Capital
Stewardship
3
Superior
Analytics
1
Extendable
Business Model
4

PROPRIETARY
36.5
40.4
42.2
43.7
47.6
50.2
51.5
2007 Q1 2013 2012 2011 2010 2009 2008
Internal Legal investments
WE HAVE THE INDUSTRY LEADING COST PLATFORM, DRIVEN BY
CONTINUING OPERATIONAL IMPROVEMENTS
24
Increased specialization in call centers
Scaling Indian call center
Improving analytics
Overall Cost to Collect (%)

PROPRIETARY
CONTINUING INVESTMENTS IN LOWER-COST INTERNAL LEGAL
COLLECTIONS EXPECTED TO FURTHER DRIVE DOWN COSTS
25
Quicker ability to respond to
new regulation
Increased control over
consumer experience
Enhanced liquidation
Additional benefits from
Internal Legal investments
Internal Legal channel expected to
lower costs once scale achieved
’17E ’16E ’15E ’14E ’13E ’12 ’11
Internal Legal Collections ($M)
Internal Legal Cost to Collect (%)
$2
$19
$50
$90
$140
$175
$200
164%
53%
37%
29%
24%
19%
18%

PROPRIETARY
STRONG CAPITAL STEWARDSHIP ENHANCES RETURNS

Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
Operational Scale
& Cost Leadership
2
Strong Capital
Stewardship
3
Superior
Analytics
1
Extendable
Business Model
4
•
Sustained success
at raising capital
- Low cost of debt
- Sustainable
borrowing capacity
and cash flow
generation
•
Prudent capital
deployment

PROPRIETARY
•
Debt is our working capital
– Capital deployment business
which generates strong cash
flows
EFFICIENT CAPITAL STEWARDSHIP IS CRITICAL TO ENCORE'S
SUCCESS
27
•
Strong cash flow allows for
TSR driving investments
– Reinvest in wide range of
receivables
– Return capital to shareholders
when it is highest return option
Prudent investment in
adjacencies to supplement
core growth
•
Reinvest
in core
•
Adjacent
Spaces
External
capital
Portfolio
purchases
Collections
process
Cash flow
•
Return to
shareholders

PROPRIETARY
Estimated Remaining Collections (ERC) vs. Net Debt
WE HAVE A STRONG ABILITY TO QUICKLY RAISE CAPITAL WHICH
IS SUPPORTED BY OUR ESTIMATED REMAINING COLLECTIONS
28
1. Assumes liquidation cost to collect of 30% and a tax rate of 39.2%; Q1 2013 values as of 10-q filings; Assumes pro forma $1B of ERC from AACC
2. Includes revolver, senior, and net convertible debt less cash
Net Debt 3,000
2,000
1,000
0
($M)
2007 2008 2009 2010 2011 2012 Q1 2013
w/AACC
Gross ERC less Cost to Collect and Taxes
1
Gross ERC

PROPRIETARY
Initial
projections
WE BELIEVE THAT OUR CURRENT ESTIMATE OF REMAINING
COLLECTIONS IS CONSERVATIVE
29
Cumulative Collections - initial expectation vs. actual
($M)
0
2,000
4,000
6,000
Actual cash
collections

PROPRIETARY
OUR ABILITY TO RAISE ADDITIONAL CAPITAL ALLOWS US TO
PURSUE SUPPLEMENTAL GROWTH IN ADJACENT SPACES
30
...and structure our debt to maximize
flexibility for future growth
No impact on ability to
purchase core US receivables
•
Propel facilities are incremental
to, and separate from, our core
debt facilities
•
We will continue to pursue and
deploy separate pools of capital
Note: Core debt includes revolver, term loan, Prudential notes, and convertible notes plus accordion
We have the debt markets expertise
to fund new opportunities...
1,500
1,000
500
0
Total debt availability ($M)
Current
975
2007
330
Core debt
1,275
300
Separate Propel
facilities

PROPRIETARY
THE TRADITIONAL DEBT TO EBITDA METRIC IS NOT THE CORRECT
WAY TO LOOK AT OUR LEVERAGE
31
Debt / EBITDA multiple
Note: Does not include Debt / EBITDA resulting from Cabot
4.6x
4.4x
3.1x
4.0x
4.7x
7.8x
4.5x
0.0x
2.0x
4.0x
6.0x
8.0x
2010 Q12013
TTM
2012 2011 2009 2008 2007
Pro forma
with AACC

PROPRIETARY
Getting to Adjusted EBITDA ($M)
ADJUSTED EBITDA IS THE BEST MEASURE OF THE FUNDAMENTAL
ECONOMICS OF OUR BUSINESS
32
Adjusted EBITDA explained
Cash Collections less
adj.
operating cost
True measure of cash
generation
Metric our lenders use to
evaluate our business and
write our covenants
Recovery of the portfolio
purchase price taken out to
get to EBITDA
³
1. Includes ~$12M of tax liens income. 2. Includes ~$15M of one time charges such as stock based compensation expense, acquisition related expenses, and cash inflow of other services income from tax lien transfer operation segment. 3. See end of presentation for reconciliation of Adjusted EBITDA to GAAP Net Income
Note: Represents 2012 performance; Tax Liens Cash includes $1.7 M of cash inflow of other service income from tax lien transfer operation segment.
Recovery of
principal &
other
²
Operating
costs
383
Cash
Collections
¹
960
160
EBITDA
417
Adjusted
EBITDA
577

PROPRIETARY
1.2x 1.2x
0.9x
1.1x
1.2x
1.5x
1.5x
0.0x
0.5x
1.0x
1.5x
2.0x
Q12013
TTM
2012 2011 2010 2009 2008 2007
DEBT TO ADJUSTED EBITDA IS THE CORRECT LEVERAGE METRIC
AND IS THE BASIS FOR HOW LENDERS UNDERWRITE OUR DEBT
33
Note: Does not include Debt / Adjusted EBITDA resulting from Cabot; See end of presentation for reconciliation of Adjusted EBITDA to GAAP Net Income
Debt / Adjusted EBITDA multiple
2.0x leverage capacity
Pro forma
with AACC

PROPRIETARY
ENCORE'S CAPITAL DEPLOYMENT IS FOCUSED ON DELIVERING
ATTRACTIVE AND SUSTAINABLE TOTAL SHAREHOLDER RETURN
34
All investments viewed through lens of
Total Shareholder Return
Deployment priorities
Reinvestments in core
receivables business
•
All investments bound by IRR guidelines
•
Maintain operational flexibility with a
range of core asset classes
Principles for capital deployment
Investments in
near-in adjacent spaces
•
Prudent investment in adjacent spaces
which leverage our core competencies
Return of capital
to shareholders
•
Recognize there are times when best
investment is to return cash

PROPRIETARY
OUR CORE MARKET REMAINS ATTRACTIVE

•
Competitors driven from marketplace by increasing
operating costs, high costs of capital, and lower
liquidation levels
•
Issuers selling to a smaller, more select group of
buyers
Market demand
Continued
consolidation
•
Issuers expected to resume normal selling patterns
once audits are complete
•
Resale market is robust as competitors leave the
industry
Market supply
Favorable
dynamics

PROPRIETARY
2014 Expected
$620 – $700M
$400 – $450M
$120 – $140M
$100 – $110M
2013 Expected
$550M
$110M
$695M
GOING FORWARD, WE EXPECT TO DEPLOY $620 – $700 MILLION
PER YEAR
36
Encore capital deployment (2013-2014)
Cabot
¹
Propel
Core US
$35M
1. Represents only Encore's economic interest in Cabot, which is 42.8% of total. 2013 figure represents only last 5 months of Cabot capital deployment in 2013.  Total amount of expected capital deployment for Cabot is $200M and $230 - $250M for 2013 and 2014 respectively.

EXTENDABLE BUSINESS MODEL EXPANDS REVENUE
OPPORTUNITIES

Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
Operational Scale
& Cost Leadership
2
Strong Capital
Stewardship
3
Superior
Analytics
1
•
Uniquely scalable
platform
•
Strategic investment
opportunities in near-
in geographic and
paper type
adjacencies
Extendable
Business Model
4
PROPRIETARY

PROPRIETARY
International
New asset
classes
Expand core
footprint
Bankrupt
accounts
Focus on
bankruptcy
Outsourcing
services
Expand
along value
system
Secured
loans
Cover
different
type of debt
Performing
loans
Expand along the
debt life cycle
Chapter 13
Chapter 7
Pre-charge off
delinquencies
Early
delinquencies
Auto
debt
Tax
liens
Mortgage
debt
Countries with
mature credit
systems
Emerging
markets
Contingency
collections
First party
collection
services
Municipal
obligations
Student
loans
Utilities
Expand
geographically
WE CONTINUE TO EXPLORE ADJACENCIES TO SUPPLEMENT OUR
GROWTH
38
Defaulted
National
Existing asset
classes
Purchase Unsecured
Defaulted
Credit
cards
Telecom
and other
utilities
Penetrate
existing market
Consumer
loans

PROPRIETARY
New asset
classes
Bankrupt
accounts
Outsourcing
services
International
Secured
loans
Performing
loans
AND HAVE FOCUSED ON DEALS AND INITIATIVES THAT ALIGN
WITH OUR CORE BUSINESS
39
$83.6M
investment
in BK paper
in 2012
Expand
geographically
Focus on
bankruptcy
Cover
different
type of debt

WE HAVE MADE SIGNIFICANT PROGRESS EXECUTING OUR PLANS
FOR PROPEL

Our plan
Existing
market
•
Working to penetrate the
80% of the Texas market
that doesn't use tax lien
transfers
1
What we've delivered
•
Developed & implemented
model for direct mailing
•
Started outbound calling
w/existing Encore facilities
•
Lobbying to introduce
legislation in other states
that will create new markets
2
•
Successfully worked with
Nevada to pass legislation
•
Advancing legislative push
to other states
•
Purchased tax lien
certificates in three states
New
opportunities
•
Exploring alternative tax lien
models that will allow us to
expand into new markets
3
New
markets
PROPRIETARY

PROPRIETARY
RESULTING IN GROWTH IN THE SIZE OF OUR PORTFOLIO WHILE
MAINTAINING AN EXCEPTIONALLY LOW RISK PROFILE
41
$8,750 average balance
8-year term
6-year weighted average life
13-15% typical interest rate
Texas portfolio characteristics
$230,000 average property value
4.6% average LTV at origination
1.0% foreclosure rate
Zero losses
Propel portfolio size
154
137
121
99
0
100
200
Q1 2013 2012 2011 2010
($M)

PROPRIETARY AACC INTEGRATION Ashish Masih SVP, Legal Collections / AACC Integration Lead 42

PROPRIETARY Acquisition of competitors’ assets Practice makes perfect Operational advantages WE ARE POISED TO BE INDUSTRY LEADERS AS CONSOLIDATION OCCURS 43 Accurate valuations

PROPRIETARY
WE HAVE A STRONG TRACK RECORD ACQUIRING PORTFOLIOS
FROM OTHER DEBT PURCHASERS SIMILAR TO AACC
44
$90M portfolio purchased in 2005 $100+M portfolio purchased in 2012
Initial
expectations:
$59M
Results to date:
$77M
Initial
expectations:
$199M
Results to date:
$237M
2005 2007 2009 2011 Jun-12 Sep-12 Dec-12 Mar-13 2013
100
0
300
200
Cash Collections ($M)
80
60
40
20
0
Cash Collections ($M)

Largely satisfies our 2013
purchasing goals with
attractive vintages
45
THE ASSET ACCEPTANCE DEAL IS WELL ALIGNED WITH OUR
STRATEGY AND ADDS $1 BILLION TO ERC
Allows us to be selective in
purchases for the remainder
of the year
Able to leverage best
practices across the two
platforms to drive synergies
PROPRIETARY

WE CAN LEVERAGE OUR PLATFORM AND CAPABILITIES TO
REALIZE SUBSTANTIAL SYNERGY VALUE AT AACC
: Leverage Encore's
lower cost platform to expand margins on cash
collections
2
Match Encore's
lower collection
cost in 9 months
: Integrate AACC's
strong internal legal platform to drive additional
overall operating efficiencies
3
Accelerate migration
to internal legal
platform by ~2 years
Source of value Impact
Deeper consumer insight and analytics:
More focused segmentation and targeting,
resulting in better collections
CCM target
of ~2.0 – 2.5x
1
46
PROPRIETARY
Lower cost structure
Internal legal collections

PROPRIETARY
AACC'S INTERNAL LEGAL PLATFORM ACCELERATES ROLLOUT OF
OUR PLATFORM AND HELPS US ACHIEVE END-STATE FASTER
47
Encore
today
Combined
company today
Encore internal legal placement forecast
Internal legal collections during year ($M)
% of total legal placements at end of year
$2
$90
$19
$50
$140
$175
$200
8%
21%
37%
48%
50% 50% 50%
2011 2017 2016 2015 2014 2013 2012

WE HAVE A PLAN FOR A SEAMLESS INTEGRATION WITH AACC

Jul Aug Sep Oct
Retention
agreements
Synergy
identification
Integration
planning
Nov Dec Jan Pre-close Jun
Call center rationalization
Support function rationalization
Law firm
management
Internal Legal platform integration
Finance integration
HR
integration
Consolidated Internal Legal platform Close of AACC transaction
Collections agency rationalization
PROPRIETARY

PROPRIETARY CABOT ACQUISITION Ken Vecchione Chief Executive Officer 49

WE WAITED UNTIL WE FOUND AN OPPORTUNITY THAT FIT OUR
CRITERIA

Growth
potential
• Cabot specializes in the growing semi-performing debt
segment, which has very favorable repayment characteristics
Market leader
• Cabot is the leading player in the U.K. debt purchase market
• Cabot purchased ~£130M of charged off debt in 2012
Leverages
Encore's
capabilities
• Cabot can further benefit from Encore's strength in analytics
• Opportunity to leverage our Indian operations for U.K collections
Strong
management
team
• Cabot has an experienced and skilled management
team that can continue to grow its U.K. operations
Available for
the right price
• Partnership with J.C. Flowers enables Encore to purchase a controlling interest in Cabot at a reasonable price
PROPRIETARY

PROPRIETARY
Market leader in U.K. debt management
•
Over 14 years of collections growth
•
Operations in Great Britain and Ireland
Specializes in higher balance, “semi-
performing” (i.e., paying) accounts
•
Favorable repayment characteristics
Key statistics as of March 31, 2013:
•
£7.7B face-value of debt acquired for £706M
•
ERC = £934M
•
3.6M customer accounts
•
2012 collections = £161M
•
2012 capital deployment = £130M
1
Cabot was the leading purchaser
of debt in the U.K. in 2012
CABOT IS THE LEADING PURCHASER OF DEBT IN THE U.K.
1. £31M funded by Anacap
For FY 2012
51
91
42
0 50 100 150
(£M)
Arrow
Lowell
Cabot 130
1

PROPRIETARY
ENCORE PROVIDES CABOT WITH SEVERAL SYNERGY
OPPORTUNITIES
Leverage
Encore's
operations
and know-
how
•
Enhance collections by leveraging
Encore's efficient operations,
including our operations in India
•
Leverage Encore's experience in
secondary and tertiary debt  to
pursue new investments in the U.K.
•
Leverage Encore’s favorable
financing to fund growth
Leverage
Encore's
analytics
•
Deploy Encore's superior analytical
capabilities to the Cabot platform
•
Focus on improving account
segmentation and specialized
collection strategies
52
Invest in
different
segments

PROPRIETARY
ENCORE'S ACQUISITION OF CABOT WILL PROVIDE A VEHICLE TO
CONTINUE ITS STRONG EARNINGS GROWTH
Growing market
•
Encore can deploy capital in a growing market
Profitable market
•
Portfolio IRRs are strong and favorable
Timeline
•
Deal expected to close in Q3 of 2013
Encore EPS
•
Supports Encore's 15% long-term EPS growth
¹

1. Calculation of EPS excludes one-time transaction and integration costs and non-cash interest associated with the Company’s 2012 convertible debt offering.  For forward-looking
EPS projections, such one-time costs or charges are not presently quantified

PROPRIETARY
ENCORE IS WELL POSITIONED TO MAINTAIN MOMENTUM AND
CONTINUE DELIVERING TOP QUARTILE TSR
54
Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
Specialized call
centers
Efficient international
operations
Internal legal
platform
Operational Scale
& Cost Leadership
2
Sustained success
at raising capital
Strong Capital
Stewardship
3
Consumer
intelligence
Data driven,
predictive modeling
Portfolio valuation at
consumer level
Consumer Credit
Research Institute
Superior
Analytics
1
Uniquely scalable
platform
Strategic investment
opportunities in near-
in geographic and
paper type
adjacencies
Extendable
Business Model
4
- Low cost of debt
- Sustainable
borrowing capacity
and cash flow
generation
Prudent capital
deployment

PROPRIETARY 55 APPENDIX

PROPRIETARY
RECONCILIATION OF ADJUSTED EBITDA
Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
PROPRIETARY
56
3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10
GAAP net income, as reported 6,751      6,162      3,028      (2,095)     8,997      6,641      9,004      8,405       10,861 11,730 12,290 14,171
(Gain) loss from discontinued operations, net of tax (422)        (89)          46           (483)        (457)        (365)        (410)        (901)        (687)      (684)      (315)      28
Interest expense 5,200      4,831      5,140      5,401      4,273      3,958      3,970      3,959       4,538    4,880    4,928    5,003
Contingent interest expense -          -          -          -          -          -          -          -          -        -        -        -
Pay-off of future contingent interest -          -          -          -          -          -          -          -          -        -        -        -
Provision for income taxes 4,227      4,161      2,429      (1,781)     5,670      3,936      5,676      4,078       6,080    6,356    6,474    9,057
Depreciation and amortization 438         482         396         391         410         402         443         516          522       591       650       789
Amount applied to principal on receivable portfolios 40,212    35,785    35,140    46,364    42,851    48,303    49,188    47,384     58,265 64,901 63,507 53,427
Stock-based compensation expense 1,094      1,228      860         382         1,080      994         1,261      1,049       1,761    1,446    1,549    1,254
Adjusted EBITDA 57,500    52,560    47,039    48,179    62,824    63,869    69,132    64,490     81,340 89,220 89,083 83,729
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13
GAAP net income, as reported 13,679    14,775    15,310    17,134    11,406    16,596    21,308    20,167     19,448
(Gain) loss from discontinued operations, net of tax (397)        (9)            (60)          101         6,702      2,392      -          -          -
Interest expense 5,593      5,369      5,175      4,979      5,515      6,497      7,012      6,540       6,854
Provision for income taxes 8,349      9,475      9,834      10,418    11,660    12,846    13,887    13,361     12,571
Depreciation and amortization 904         958         1,054      1,165      1,240      1,420      1,533      1,647       1,846
Amount applied to principal on receivable portfolios 85,709    83,939    73,187    69,462    104,603 101,813 105,283 90,895     129,487
Stock-based compensation expense 1,765      1,810      2,405      1,729      2,266      2,539      1,905      2,084       3,001
Acquisition related expense -          -          -          -          489         3,774      -          -          1,276
Adjusted EBITDA 115,602 116,317 106,905 104,988 143,881 147,877 150,928 134,694   174,483
Note: The periods 3/31/08 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20. All periods have been adjusted to show discontinued ACG operations.